United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934
Date Of Report (Date Of Earliest Event Reported):
September 30, 2009
Fidelity National Information Services, Inc.
(Exact Name Of Registrant As Specified In Its Charter)
1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses Of Principal Executive Offices)
(904) 854-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name Or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On October 1, 2009, Fidelity National Information Services, Inc. (“FIS”), entered into the following financing arrangements in connection with the Merger (as defined below):
     (i) pursuant to that certain debt exchange and joinder agreement dated as of October 1, 2009 (the “Debt Exchange and Joinder Agreement”), by and among FIS, a wholly owned subsidiary of FIS (“Merger Sub”), Metavante Corporation, a Wisconsin corporation (“Metavante Corp”), FIS, as loan purchaser, the joinder lenders listed therein, JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent under that certain credit agreement dated as of January 18, 2007 by and among FIS, the designated borrowers from time to time party thereto, JPMCB as administrative agent, swing line lender and letter of credit issuer, Bank of America, as swing line lender, and the lenders party thereto from time to time (as amended and supplemented through October 1, 2009, including by the Debt Exchange and Joinder Agreement, the “FIS Credit Agreement”) and JPMorgan Chase Bank, N.A., as administrative agent under that certain credit agreement dated as of November 1, 2007 by and among Metavante Corp, as borrower, Metavante Technologies, Inc., a Wisconsin corporation (“Metavante”), JPMCB, as administrative agent, Lehman Commercial Paper Inc., and Baird Financial Corporation, as documentation agents, Morgan Stanley Senior Funding Inc., as syndication agent, and the lenders party thereto from time to time (as amended through October 1, 2009, including by that certain amendment no. 1 to credit agreement dated April 30, 2009, the “Metavante Credit Agreement”), the following actions were taken:
     (a) FIS created an additional tranche of term loans under the FIS Credit Agreement in an aggregate amount of $500,000,000 (the “FIS Tranche C Term Loan”),
     (b) certain lenders under the Metavante Credit Agreement holding $500,000,000 of the term loans outstanding thereunder exchanged such amount of such term loans for the FIS Tranche C Term Loan (and such amount of term loans under the Metavante Credit Agreement were deemed to be contemporaneously cancelled),
     (c) FIS purchased at par in cash an aggregate principal amount of $423,750,000 of the remaining term loans held by certain of the lenders under the Metavante Credit Agreement, which loans were deemed to be contemporaneously cancelled (on October 1, 2009, after giving effect to the $500,000,000 debt exchange described in the immediately preceding clause (b) and after giving effect to the purchase of the term loans described in this clause (c), an aggregate principal amount of $800,000,000 of term loans remained outstanding under the Metavante Credit Agreement),
     (d) FIS and substantially all of its direct and indirect domestic subsidiaries (other than FIS SPV (as defined below)) guaranteed the obligations of Metavante Corp under the MV Credit Agreement, and
     (e) Merger Sub and substantially all of its direct and indirect domestic subsidiaries (other than Metavante Corp) guaranteed the obligations of FIS under the FIS Credit Agreement; and

     (ii) pursuant to that certain receivables purchase agreement dated as of October 1, 2009 by and among FIS Receivables SPV, LLC (“FIS SPV”), FIS, as servicer, Fidelity Information Services, Inc., Fidelity National Card Services, Inc., eFunds Corporation and Intercept, Inc., as the initial receivables administrators, the banks and other financial institutions party thereto, as purchasers, and JPMCB, as agent for the purchasers (the “FIS Receivables Purchase Agreement”), FIS SPV had made available to it an accounts receivable securitization facility providing up to $145,000,000 in capital funding on October 1, 2009. FIS and substantially all of its direct and indirect domestic subsidiaries have guaranteed the obligations of FIS SPV under the FIS Receivables Purchase Agreement.
          The Tranche C Term Loan will mature on January 18, 2012 and bears interest at a per annum rate chosen by FIS from time to time equal to either: (i) 4.25% plus adjusted LIBOR; or (ii) 3.25% plus the greater of (a) the prime interest rate announced by JPMCB and (b) the federal funds effective rate plus 0.5%. The principal balance of the Tranche C Term Loan is repayable as follows: (i) a single quarterly installment of $7,500,000 is due on December 31, 2009; (ii) quarterly installments of $10,000,000 each are due commencing on March 31, 2010 and continuing on the last day of each calendar quarter thereafter through and including September 30, 2011; and (iii) a final payment of all remaining outstanding principal thereunder is due on January 18, 2012. The FIS Credit Agreement (including the Tranche C Term Loan) remains subject to customary affirmative, negative and financial covenants included in the FIS Credit Agreement, including, among other things, limits on the creation of liens, limits on the incurrence of indebtedness, restrictions on investments and dispositions, limitations on dividends and other restricted payments, a minimum interest coverage ratio and a maximum leverage ratio. Upon an event of default under the FIS Credit Agreement, JPMCB, as administrative agent, can accelerate the maturity of all amounts borrowed under the FIS Credit Agreement (including the Tranche C Term Loan). Events of default include the failure to pay principal and interest in a timely manner and breach of certain covenants.
          The accounts receivable securitization facility made available pursuant to the FIS Receivables Purchase Agreement provides that FIS and certain of its wholly owned direct or indirect domestic subsidiaries (collectively with FIS, the “Originators”) will sell all of their now existing and hereafter created accounts receivable to FIS SPV, which will then sell all of such accounts receivable to the purchasers under the FIS Receivables Purchase Agreement in consideration of capital paid by the purchasers in an aggregate amount not to exceed $145,000,000 at any time (provided, however, that, if FIS obtains additional commitments from new or existing purchasers, the aggregate amount may be increased by up to an additional $55,000,000, to an overall aggregate capital amount of $200,000,000). The accounts receivable securitization facility will terminate on November 1, 2013, and will accrue yield to the purchasers on outstanding capital at a per annum rate chosen by FIS from time to time equal to either: (i) 3.25% plus adjusted LIBOR; or (ii) 2.25% plus the greater of (a) the prime interest rate announced by JPMCB and (b) the federal funds effective rate plus 0.5%. On November 1, 2013, FIS SPV is required to repurchase from the purchasers under the FIS Receivables Purchase Agreement all outstanding accounts receivable that were sold to the purchasers but have not been collected, for an aggregate purchase price equal to the then outstanding balance of the purchasers’ capital, plus any accrued but unpaid yield thereon. The FIS Receivables Purchase Agreement is subject to customary affirmative, negative and financial covenants, including, among other things, limits on the creation of liens, limits on the incurrence of indebtedness, restrictions on investments and dispositions, limitations on dividends and other restricted payments, a minimum interest coverage ratio and a maximum leverage ratio. Upon an event of termination under the FIS Receivables Purchase Agreement, JPMCB, as agent for the purchasers, can require FIS SPV to repurchase all outstanding accounts receivable that were sold to the purchasers but have not been collected, for an aggregate purchase price equal to the then outstanding balance of the purchasers’ capital, plus any accrued but unpaid yield thereon. Events of termination include the failure to make any payment required under the FIS Receivables Purchase Agreement in a timely manner and breach of certain covenants.
          The foregoing does not constitute a complete summary of the terms of the FIS Credit Agreement (including the Debt Exchange and Joinder Agreement), the MV Credit Agreement, or the FIS Receivables Purchase Agreement, and reference is made to the complete texts of the following:
     (i) with respect to the FIS Credit Agreement: (a) that certain credit agreement dated as of January 18, 2007, which is filed as Exhibit 10.1 hereto; (b) that certain amendment no. 1 to credit agreement dated as of July 30, 2009, which is filed as Exhibit 10.2 hereto; and (c) the Debt Exchange and Joinder Agreement, which is filed as Exhibit 10.3 hereto;
     (ii) with respect to the MV Credit Agreement: (a) that certain credit agreement dated as of November 1, 2007, which is filed as Exhibit 10.4 hereto; and (b) that certain amendment no. 1 to credit agreement dated as of April 30, 2009, which is filed as Exhibit 10.5 hereto; and
     (iii) with respect to the FIS Receivables Purchase Agreement, the FIS Receivables Purchase Agreement, which is filed as Exhibit 99.2 hereto.
Item 2.01. Completion of Acquisition or Disposition of Assets.
          On October 1, 2009, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of March 31, 2009 (the “Merger Agreement”), by and among FIS, Merger Sub, and Metavante, Metavante merged with and into Merger Sub, with Merger Sub continuing as the surviving company and a wholly owned subsidiary of FIS (the “Merger”). As a result of the Merger, each outstanding share of Metavante common stock was converted into the right to receive 1.35 shares of FIS common stock. A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Board and Committee Appointments
          Effective upon completion of the Merger, FIS expanded the size of its board of directors from six to nine members and appointed the individuals set forth below (each of whom served as a director of Metavante prior to the effective time of the Merger) to the respective classes and committees of the board of directors as specified below:

Name	Class	Committee(s)
Stephan A. James	II	Audit
Frank R. Martire	III	Executive
James C. Neary	II	Corporate Governance and Nominating, Compensation
Under FIS’ articles of incorporation, because Messrs. James, Martire and Neary are each being appointed to fill vacancies resulting from an increase in the size of the FIS board of directors, each will hold office for a term that expires at the next annual meeting of FIS shareholders. Mr. Neary is a managing director of Warburg Pincus LLC, an affiliate of which, WPM, L.P., held approximately 25% of the outstanding shares of Metavante common stock prior to the Merger, which were converted into shares of FIS common stock pursuant to the Merger. As previously disclosed, in connection with the Merger, FIS entered into a support agreement, shareholders agreement and stock purchase right agreement with WPM, L.P. Descriptions of these agreements and other arrangements with WPM, L.P. are incorporated herein by reference to FIS’ prospectus supplement filed with the Securities and Exchange Commission on July 22, 2009.
          In addition, effective upon completion of the Merger, (i) Thomas M. Hagerty resigned from the Compensation Committee of the FIS board of directors, (ii) Richard N. Massey resigned from the Audit Committee and the Executive Committee of the FIS board of directors, and (iii) Lee A. Kennedy was appointed to serve as Executive Vice Chairman of the FIS board of directors.
Appointment of Certain Officers
          Effective upon completion of the Merger, Mr. Martire was appointed as President and Chief Executive Officer of FIS. Prior to the Merger, Mr. Martire served as Metavante’s Chairman of the Board and Chief Executive Officer. Prior to that Mr. Martire served as a Senior Vice President of Marshall & Ilsley Corporation until November 2007, when the company separated from Metavante. Mr. Martire was also President and Chief Operating Officer of Call Solutions Inc. from 2001 to 2003 and President and Chief Operating Officer, Financial Institution Systems and Services Group, of Fiserv, Inc. from 1991 to 2001. Mr. Martire is Chairman of the Board of Directors of Aurora Healthcare, and a Director of the Children’s Hospital and Health System Foundation and the Metavante Technologies Foundation, Inc. Mr. Martire is also a member of the Board of Trustees for Sacred Heart University.
          In addition, effective upon completion of the Merger, Mr. Michael D. Hayford was appointed as Corporate Executive Vice President and Chief Financial Officer of FIS. Mr. Hayford served as Metavante’s President and Chief Operating Officer from November 2008 until the Merger. From November 2007 to November 2008, he was Metavante’s Senior Executive Vice President and Chief Operating Officer. Mr. Hayford served as a Director and Senior Executive Vice President of Metavante Corporation from September 2004 until November 2007, and as its Chief Operating Officer from May 2006 until November 2007. Mr. Hayford also served as Metavante Corporation’s Chief Financial Officer and Treasurer from May 2001 to July 2007. Mr. Hayford also served as a Senior Vice President of Marshall & Ilsley Corporation until November 2007, when the company separated from Metavante. Mr. Hayford is a Director of the Metavante Technologies Foundation, Inc., the University of Wisconsin—La Crosse Foundation and West Bend Mutual Insurance.
          Messrs. Martire and Hayford have each entered into employment agreements and relocation letters with FIS, which became effective upon the completion of the Merger. Descriptions of these agreements with Messrs. Martire and Hayford are incorporated herein by reference to FIS’ prospectus supplement filed with the Securities and Exchange Commission on July 22, 2009, which are qualified by reference to the agreements, which are attached as Exhibits 10.6, 10.7, 10.8 and 10.9 to this report and are incorporated herein by reference.
Second Amended and Restated Employment Agreement with William P. Foley, II
          On September 30, 2009, William P. Foley, II entered into a Second Amended and Restated Employment Agreement with FIS (the “New Foley Agreement”), which became effective upon the completion of the Merger, and amended, restated, superseded and replaced Mr. Foley’s prior employment agreement, the Amended and Restated Employment Agreement with FIS dated July 2, 2008 (the “Prior Foley Agreement”). A description of the Prior Foley Agreement is incorporated herein by reference to FIS’ annual proxy statement filed with the Securities and Exchange Commission on April 15, 2009 and is qualified by reference to the Prior Foley Agreement filed with the Commission as Exhibit 10.58 to FIS’ annual report filed on February 27, 2009.
          The New Foley Agreement is generally similar to the Prior Foley Agreement except in the following respects:
•	The New Foley Agreement eliminates the right under the Prior Foley Agreement to a tax gross-up on excess parachute payments;

•	The New Foley Agreement eliminates the right under the Prior Foley Agreement to terminate employment within six months following a change in control of FIS and receive severance benefits;

•	The New Foley Agreement provides that Mr. Foley will participate in all FIS-sponsored incentive compensation plans, including a synergy plan associated with the integration of Metavante pursuant to which he will be eligible to receive a bonus in the amount of $7.0 million upon FIS achieving at least $260 million in post-Merger annual recurring cost savings and such other terms and conditions established by the Compensation Committee of the Board of Directors of FIS;

•	The New Foley Agreement provides that Mr. Foley will be granted a retention equity award consisting of that number of restricted stock units in respect of shares of FIS common stock determined by dividing $9.1 million by the closing price per share of FIS common stock on the date of the completion of the Merger (the “Retention Equity Award”) that will vest six months following the completion of the Merger, or sooner upon termination of employment under certain circumstances (as described below);

•	The New Foley Agreement provides that Mr. Foley will be awarded a Cash Retention Award of $1.4 million, payable in a single lump sum coincident with FIS’ payment under its annual bonus plan no later than March 15, 2010, on terms and conditions established by the Compensation Committee of the Board of Directors of FIS (the “Cash Retention Award”);

•	The New Foley Agreement provides that Mr. Foley’s restricted shares of FIS common stock granted prior to the completion of the Merger will vest upon the completion of the Merger and sets forth the terms and conditions of other equity awards; and

•	Like the Prior Foley Agreement, cash severance under the New Foley Agreement initially will be based on a multiple of three times the sum of Mr. Foley’s base salary and highest annual bonus paid to Mr. Foley during the three years preceding his termination of employment (or if higher, the target bonus in the year of termination), but this multiple declines to two and then one on each of the first anniversary and second anniversaries of the effective date.
          Pursuant to the New Foley Agreement, Mr. Foley will be employed in an executive capacity as the Executive Chairman of FIS for an initial term of two years from the completion of the Merger. The term will automatically extend for an additional one year on each anniversary of the completion of the Merger unless either party gives written notice prior to the extension date. Mr. Foley will receive an annual base salary of $550,000 per year and be eligible for an annual bonus under FIS’ annual bonus plan with a target bonus opportunity of not less than 250% of Mr. Foley’s annual base salary, and a maximum bonus opportunity of up to 500% of Mr. Foley’s annual base salary. During the term of his employment, Mr. Foley generally will be entitled to standard employee benefits provided to FIS’ other top executives, as well as eligibility to elect and purchase supplemental disability insurance, participation in FIS’ equity incentive plans and other benefits and incentive opportunities customarily made available to FIS’ other top executives.
          Pursuant to the New Foley Agreement, in the event that Mr. Foley’s employment is terminated by FIS without “Cause” or by Mr. Foley for “Good Reason” (each as defined in the New Foley Agreement), Mr. Foley will be entitled to receive:
•	any earned but unpaid base salary and any expense reimbursement payments owed and any earned but unpaid annual bonus payments relating to the prior year (which we refer to as “accrued obligations”);

•	a prorated annual bonus, based on the actual bonus that would have been earned in the year of termination had Mr. Foley still been employed;

•	a lump-sum payment equal to the sum of (A) the product of (x) Mr. Foley’s annual base salary and the highest annual bonus paid to Mr. Foley within the three years preceding his termination of employment (or, if higher, the target annual bonus for the year in which the termination occurs) and (y) if the date of termination occurs (1) during the period from the completion of the Merger through the first annual anniversary of the completion of the Merger, three; (2) during the period from the day following the first annual anniversary of the completion of the Merger through the first annual anniversary of the completion of the Merger, two; or (3) following the second anniversary of the completion of the Merger, one; and (B) to the extent unpaid, the Cash Retention Award;

•	immediate vesting and/or payment or settlement of all outstanding and unvested equity awards (including the Retention Equity Award);

•	COBRA coverage for up to three years and a lump sum cash payment equal to the sum of thirty-six monthly COBRA premium payments; and

•	the right to convert any life insurance provided by FIS into an individual policy and a lump sum cash payment equal to thirty-six months of related premiums.
          In the event that Mr. Foley’s employment is terminated due to death or “Disability” (as defined in the New Foley Agreement), FIS will pay Mr. Foley (or, in the event of death, his estate or personal representative), any accrued obligations, a prorated annual bonus based on Mr. Foley’s target annual bonus, the unpaid portion of his annual base salary for the remainder of the employment term and, to the extent unpaid, the Cash Retention Award. In addition, Mr. Foley’s outstanding equity awards (including the Retention Equity Award) will immediately vest and/or be paid or settled.
          In the event that Mr. Foley’s employment is terminated by FIS for Cause or if Mr. Foley resigns without Good Reason, Mr. Foley will be entitled to any accrued obligations. In addition, Mr. Foley’s equity awards that were granted prior to the completion of the Merger and, except in the case of a termination of his employment for Cause, that were granted on or following the completion of the Merger (other than the Retention Equity Award), will immediately vest and/or be paid or settled. If Mr. Foley’s employment is terminated by FIS for Cause, the Retention Equity Award will immediately vest and/or be paid or settled. If Mr. Foley’s employment is terminated by Mr. Foley without Good Reason, Mr. Foley will be entitled to a prorated annual bonus based on Mr. Foley’s target annual bonus.
          Mr. Foley’s agreement also provides FIS and its shareholders with the following protections and rights:
•	severance benefits under the agreements are conditioned upon Mr. Foley’s execution of a full release of FIS and related parties;

•	Mr. Foley is prohibited from competing with FIS during employment and for one year thereafter if Mr. Foley’s employment terminates for any reason other than by Mr. Foley for Good Reason, by FIS without Cause or due to FIS’ decision not to extend the employment agreement term; and

•	Mr. Foley is prohibited during employment and at all times thereafter from sharing confidential information and trade secrets.
Amended and Restated Employment Agreement with Lee A. Kennedy
          On September 30, 2009, Lee A. Kennedy entered into an Amended and Restated Employment Agreement with FIS (the “New Kennedy Agreement”), which became effective upon the completion of the Merger and amended, restated, superseded and replaced Mr. Kennedy’s prior employment agreement with FIS, dated May 1, 2008 (the “Prior Kennedy Agreement”). A description of the Prior Kennedy Agreement is incorporated herein by reference to FIS’ annual proxy statement filed with the Securities and Exchange

Commission on April 15, 2009 and is qualified by reference to the Prior Kennedy Agreement filed with the Commission as Exhibit 10.1 to FIS’ quarterly report filed on May 9, 2008.
          The New Kennedy Agreement is generally similar to the Prior Kennedy Agreement except in the following respects:
•	The New Kennedy Agreement eliminates the right under the Prior Kennedy Agreement to a tax gross-up on excess parachute payments;

•	The New Kennedy Agreement provides that Mr. Kennedy will be awarded a cash retention bonus of $10,468,302;

•	The New Kennedy Agreement provides that Mr. Kennedy’s restricted shares of FIS common stock granted prior to the completion of the Merger will vest upon the completion of the Merger, and sets forth the terms and conditions of other equity awards; and

•	Severance benefits under the New Kennedy Agreement are reduced and will be based on Mr. Kennedy’s annual base salary and target bonus opportunity in the year in which he terminates multiplied by a fraction, the numerator of which is the number of days remaining in his employment term and the denominator of which is 365, instead of the three-times multiple provided under the Prior Kennedy Agreement.
          Pursuant to the New Kennedy Agreement, Mr. Kennedy will be employed in an executive capacity as the Executive Vice Chairman of FIS for an initial term of two years from the completion of the Merger. The term will automatically extend for an additional one year on each anniversary of the completion of the Merger unless either party gives written notice prior to the extension date. Mr. Kennedy will receive an annual base salary of $500,000 per year and be eligible for an annual bonus under FIS’ annual bonus plan with a target bonus opportunity of not less than 200% of Mr. Kennedy’s annual base salary, and a maximum bonus opportunity of up to 400% of Mr. Kennedy’s annual base salary. During the term of his employment, Mr. Kennedy generally will be entitled to standard employee benefits (including medical and other insurance coverage) provided to FIS’ other top executives, as well as company payment of initiation and membership dues in social and recreational clubs as deemed appropriate by FIS to maintain business relationships on behalf of the Company, supplemental disability insurance, and participation in FIS’ equity incentive plans and other incentive opportunities customarily made available to FIS’ other top executives.
          In the event that Mr. Kennedy’s employment is terminated by FIS without “Cause” or by Mr. Kennedy for “Good Reason” (each, as defined in the New Kennedy Agreement), Mr. Kennedy will be entitled to receive:
•	Mr. Kennedy’s accrued obligations;

•	a prorated annual bonus, based on the actual bonus that would have been earned in the year of termination had Mr. Kennedy still been employed;

•	a lump-sum payment equal to the sum of (A) the product of (x) Mr. Kennedy’s (1) annual base salary and (2) target bonus opportunity in the year in which the termination of employment occurs and (y) a fraction, the numerator of which is the number of days remaining in the employment term and the denominator of which is 365, and (B) to the extent unpaid, the cash retention bonus;

•	immediate vesting and/or payment or settlement of all outstanding and unvested equity awards;

•	COBRA coverage for up to three years and a lump sum cash payment equal to the sum of thirty-six monthly COBRA premium payments; and

•	the right to convert any life insurance provided by FIS into an individual policy and a lump sum cash payment equal to thirty-six months of related premiums.
          In the event that Mr. Kennedy’s employment is terminated due to death or “Disability” (as defined in the New Kennedy Agreement), FIS will pay Mr. Kennedy (or, in the event of death, his estate or personal representative) any accrued obligations, a prorated annual bonus based on Mr. Kennedy’s target annual bonus, the unpaid portion of his annual base salary for the remainder of the employment term and, to the extent unpaid, the cash retention bonus. In addition, Mr. Kennedy’s outstanding equity awards will immediately vest and/or be paid or settled.
          In the event that Mr. Kennedy’s employment is terminated by the Company for Cause or if Mr. Kennedy resigns without Good Reason, Mr. Kennedy will be entitled to any accrued obligations. In addition, Mr. Kennedy’s equity awards that were granted prior to the completion of the Merger and, except in the case of a termination of his employment for Cause, that were granted on or following the completion of the Merger, will immediately vest and/or be paid or settled. If Mr. Kennedy’s employment is terminated by Mr. Kennedy without Good Reason, Mr. Kennedy will be entitled to a prorated annual bonus based on Mr. Kennedy’s target annual bonus.
          Mr. Kennedy’s agreement also provides FIS and its shareholders with the following protections and rights:
•	severance benefits under the agreements are conditioned upon Mr. Kennedy’s execution of a full release of FIS and related parties;

•	Mr. Kennedy is prohibited from competing with FIS during employment and for one year thereafter if Mr. Kennedy’s employment terminates for a reason other than by Mr. Kennedy for Good Reason, by FIS without Cause or due to FIS’ decision not to extend the employment agreement term; and

•	Mr. Kennedy is prohibited during employment and at all times thereafter from sharing confidential information and trade secrets.
Amended and Restated Employment Agreement with George Scanlon
          On September 30, 2009, George Scanlon entered into an Amended and Restated Employment Agreement with FIS (the “New Scanlon Agreement”), which became effective upon the completion of the Merger and amended, restated, superseded and replaced Mr. Scanlon’s prior employment agreement with FIS, dated May 1, 2008 (the “Prior Scanlon Agreement”). A description of the Prior Scanlon Agreement is incorporated herein by reference to FIS’ annual proxy statement filed with the Securities and Exchange Commission on April 15, 2009 and is qualified by reference to the Prior Scanlon Agreement filed with the Commission as Exhibit 10.4 to FIS’ current report filed on July 9, 2008.
          The New Scanlon Agreement is generally similar to the Prior Scanlon Agreement except in the following respects:
•	The New Scanlon Agreement eliminates the right under the Prior Scanlon Agreement to a tax gross-up payments on excess parachute payments;

•	The New Scanlon Agreement provides that Mr. Scanlon will be awarded a cash retention bonus of $3,000,000;

•	The New Scanlon Agreement provides that Mr. Scanlon’s restricted shares of FIS common stock granted prior to the completion of the Merger will vest upon the completion of the Merger, and sets forth the terms and conditions of other equity awards; and

•	The New Scanlon Agreement provides Mr. Scanlon with the right to convert any life insurance provided by FIS into an individual policy and a lump sum cash payment equal to thirty-six months of related premiums upon certain terminations of employment.
          Pursuant to the New Scanlon Agreement, Mr. Scanlon will be employed by FIS as its Corporate Executive Vice President — Finance, or in such other capacity as may be agreed by Mr. Scanlon and FIS, and will report to FIS’ Chief Financial Officer. The New Scanlon Agreement provides for an initial term of three years from the completion of the Merger, and the term will automatically extend for an additional one year on each anniversary of the completion of the Merger unless either party gives written notice prior to the extension date at least 270 days before such extension would be effectuated. Mr. Scanlon will receive an annual base salary of $450,000 per year and be eligible for an annual bonus under FIS’ annual bonus plan with a target bonus opportunity of not less than 150% of Mr. Scanlon’s annual base salary, and a maximum bonus opportunity of up to 300% of Mr. Scanlon’s annual base salary. During the term of his employment, Mr. Scanlon generally will be entitled to all employee benefits (including medical and other insurance coverage) and incentive opportunities customarily made available to other Corporate Executive Vice Presidents, as well as supplemental disability insurance and eligibility to participate in FIS’ equity incentive plans.
          In the event that Mr. Scanlon’s employment is terminated by FIS without “Cause” or by Mr. Scanlon for “Good Reason” (each, as defined in the New Scanlon Agreement), Mr. Scanlon will be entitled to receive:
•	Mr. Scanlon’s accrued obligations;

•	a prorated annual bonus, based on the actual bonus that would have been earned in the year of termination had Mr. Scanlon still been employed;

•	a lump-sum payment equal to 300% of the sum of the executive’s (1) annual base salary and (2) the highest annual bonus paid to the executive within the three years preceding his termination or, if higher, the target bonus opportunity in the year in which the termination of employment occurs;

•	immediate vesting and/or payment or settlement of all outstanding and unvested equity awards (subject to achievement of performance goals in the case of awards based upon satisfaction of performance criteria);

•	COBRA coverage for up to three years and a lump sum cash payment equal to the sum of thirty-six monthly COBRA premium payments; and

•	the right to convert any life insurance provided by FIS into an individual policy and a lump sum cash payment equal to thirty-six months of related premiums.
          In the event that Mr. Scanlon’s employment is terminated due to death or “Disability” (as defined in the New Scanlon Agreement), FIS will pay Mr. Scanlon (or, in the event of death, his estate or personal representative) any accrued obligations, a prorated annual bonus, based on Mr. Scanlon’s target annual bonus, and the unpaid portion of his annual base salary that would have been paid for the remainder of the employment term. In addition, Mr. Scanlon’s equity awards that were granted prior to the completion of the Merger will immediately vest and/or be paid or settled (subject to achievement of performance goals in the case of awards based upon satisfaction of performance criteria).
          In the event that Mr. Scanlon’s employment is terminated by the Company for Cause or if Mr. Scanlon resigns without Good Reason, Mr. Scanlon will be entitled to any accrued obligations. In addition, Mr. Scanlon’s equity awards that were granted prior to the completion of the Merger will immediately vest and/or be paid or settled (subject to achievement of performance goals in the case of awards based upon satisfaction of performance criteria).
          Mr. Scanlon’s agreement also provides FIS and its shareholders with the following protections and rights:
•	severance benefits under the agreements are conditioned upon Mr. Scanlon’s execution of a full release of FIS and related parties;

•	Mr. Scanlon is prohibited from competing with FIS during employment and for one year thereafter if Mr. Scanlon’s employment terminates for a reason other than by FIS without Cause; and

•	Mr. Scanlon is prohibited during employment and at all times thereafter from sharing confidential information and trade secrets.
Employment Agreement with James W. Woodall
          On October 1, 2009, James W. Woodall entered into an amended and restated Employment Agreement with FIS (the “New Woodall Agreement”), which became effective upon the completion of the Merger and amended and restated Mr. Woodall’s prior employment agreement with FIS, dated June 30, 2008 (the “Prior Woodall Agreement”). As stated in the New Woodall Agreement, its purpose is to amend and restate all prior agreements between FIS, and any of its affiliates, and Mr. Woodall relating to the subject matter of the New Woodall Agreement (including, without limitation, the Prior Woodall Agreement), to recognize Mr. Woodall’s significant contributions to the overall financial performance and success of FIS, to protect FIS’ business interests through the addition of restrictive covenants, to assure FIS of the services of Mr. Woodall following the Merger, and to provide a single, integrated document which shall provide the basis for Mr. Woodall’s continued employment by FIS. A description of the Prior Woodall Agreement is incorporated herein by reference to FIS’ current report filed with the Securities and Exchange Commission on July 9, 2008 and is qualified by reference to the Prior Woodall Agreement filed with the Commission as Exhibit 10.5 to such current report filed July 9, 2008.

          The New Woodall Agreement is generally similar to the Prior Woodall Agreement except in the following respects:
•	The New Woodall Agreement eliminates the right under the Prior Woodall Agreement to a tax gross-up payments on excess parachute payments;

•	The New Woodall Agreement increases employment term to three years;

•	The New Woodall Agreement provides that Mr. Woodall will be entitled to supplemental disability insurance coverage sufficient to provide a benefit equal to two-thirds of Mr. Woodall’s annual base salary;

•	Severance benefits under the New Woodall Agreement are increased to 200% of the sum of Mr. Woodall annual base salary and the highest annual bonus paid to the executive within the three years preceding his termination (or, if higher, the target bonus opportunity in the year in which the termination of employment occurs), instead of 150% of the sum of Mr. Woodall’s base salary and the average annual bonus paid to Mr. Woodall within the three years preceding his termination (or, if higher, the target bonus opportunity in the year in which the termination of employment occurs) as provided under the Prior Woodall Agreement; and

•	The New Woodall Agreement provides Mr. Woodall with the right to convert any life insurance provided by FIS into an individual policy and a lump sum cash payment equal to thirty-six months of related premiums upon certain terminations of employment.
          Pursuant to the New Woodall Agreement, Mr. Woodall will be employed by FIS as its Senior Vice President, Chief Accounting Officer, or in such other capacity as may be agreed by Mr. Woodall and FIS. The New Woodall Agreement provides for an initial term of three years from the completion of the Merger, and the term will automatically extend for an additional one year on each anniversary of the completion of the Merger unless either party gives written notice prior to the extension date. Mr. Woodall will receive an annual base salary of $286,000 per year and be eligible for an annual bonus under FIS’ annual bonus plan with a target bonus opportunity of not less than 50% of Mr. Woodall’s annual base salary, and a maximum bonus opportunity of up to 100% of Mr. Woodall’s annual base salary. During the term of his employment, Mr. Woodall generally will be entitled to all employee benefits (including medical and other insurance coverage) and incentive opportunities customarily made available to other Senior Vice Presidents, as well as supplemental disability insurance and eligibility to participate in FIS’ equity incentive plans.
          In the event that Mr. Woodall’s employment is terminated by FIS without “Cause” or by Mr. Woodall for “Good Reason” (each, as defined in the New Woodall Agreement), Mr. Woodall will be entitled to receive:
•	Mr. Woodall’s accrued obligations;

•	a prorated annual bonus, based on the actual bonus that would have been earned in the year of termination had Mr. Woodall still been employed;

•	a lump-sum payment equal to 200% of the sum of the executive’s (1) annual base salary and (2) the highest annual bonus paid to the executive within the three years preceding his termination or, if higher, the target bonus opportunity in the year in which the termination of employment occurs;

•	immediate vesting and/or payment or settlement of all outstanding and unvested equity awards (subject to achievement of performance goals in the case of awards based upon satisfaction of performance criteria);

•	COBRA coverage for up to three years and a lump sum cash payment equal to the sum of thirty-six monthly COBRA premium payments; and

•	the right to convert any life insurance provided by FIS into an individual policy and a lump sum cash payment equal to thirty-six months of related premiums.
          In the event that Mr. Woodall’s employment is terminated due to death or “Disability” (as defined in the New Woodall Agreement), FIS will pay Mr. Woodall (or, in the event of death, his estate or personal representative) any accrued obligations, a prorated annual bonus, based on Mr. Woodall’s target annual bonus, and the unpaid portion of his annual base salary that would have been paid for the remainder of the employment term. In the event that Mr. Woodall’s employment is terminated by the Company for Cause or if Mr. Woodall resigns without Good Reason, Mr. Woodall will be entitled only to his accrued obligations.
          Mr. Woodall’s agreement also provides FIS and its shareholders with the following protections and rights:
•	severance benefits under the agreements are conditioned upon Mr. Woodall’s execution of a full release of FIS and related parties;

•	Mr. Woodall is prohibited from competing with FIS during employment and for one year thereafter if Mr. Woodall’s employment terminates for a reason other than by FIS without Cause; and

•	Mr. Woodall is prohibited during employment and at all times thereafter from sharing confidential information and trade secrets.
     The descriptions of the New Foley Agreement, New Kennedy Agreement, New Scanlon Agreement, the New Woodall Agreement and the Retention Equity Award set forth above are summaries of the material terms of each agreement and are qualified in their entirety by the terms of each agreement, which are filed as Exhibits 10.10, 10.11, 10.12, 10.13 and 10.14 to this Form 8-K.
Item 8.01. Other Events.
          On October 1, 2009, FIS issued a press release announcing the completion of the Merger. A copy of the press release announcing the Merger is attached hereto as Exhibit 99.1 and is incorporated by reference into this report.
Item 9.01. Financial Statements And Exhibits.
(a) Financial statements of businesses acquired.
          The audited consolidated balance sheets of Metavante and its consolidated subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of income, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2008, the notes related thereto, and the Report of Independent Registered Public Accounting Firm of Metavante, dated February 17,

2009, are hereby incorporated by reference to “Item 8. Financial Statements and Supplementary Data” from Metavante’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as amended.
     The unaudited condensed consolidated balance sheets of Metavante and its consolidated subsidiaries as of June 30, 2009 and December 31, 2008, and the related condensed consolidated statements of income and cash flows for each of the six-month periods ended June 30, 2009 and 2008, and the notes related thereto, are hereby incorporated by reference to “Item 1 Financial Statements” from Metavante’s Quarterly Report on Form 10-Q for the period ended June 30, 2009.
(b) Pro forma financial information.
     The unaudited pro forma condensed combined financial information reflecting the Merger is hereby incorporated by reference to Exhibit 99.3 hereto.
(d) Exhibits.

Exhibit	Description

10.1	Credit Agreement, dated as of January 18, 2007, by and among Fidelity National Information Services, Inc. and certain of its subsidiaries and JPMorgan Chase Bank, N.A., Bank of America, N.A., and other financial institutions party thereto (incorporated by reference to exhibit 10.1 to FIS’ Current Report on Form 8-K filed with the SEC on January 19, 2007).

10.2	Amendment No. 1 to Credit Agreement, dated July 30, 2007, among Fidelity National Information Services, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender (incorporated by reference to exhibit 10.1 to FIS’s Current Report on Form 8-K filed with the SEC on September 18, 2007).

10.3	Debt Exchange and Joinder Agreement, dated as of October 1, 2009, by and among Fidelity National Information Services, Inc., Metavante Holdings, LLC, Metavante Corporation, Fidelity National Information Services, Inc., as loan purchaser, each lender listed on Schedule I thereto, JPMorgan Chase Bank, N.A., as administrative agent under the FNIS Credit Agreement (as defined therein) and JPMorgan Chase Bank, N.A., as administrative agent under the Metavante Credit Agreement (as defined therein)

10.4	Credit Agreement, dated as of November 1, 2007, with respect to a term loan facility and revolving credit facility, among Metavante Technologies, Inc., JPMorgan Chase Bank, N.A., as administrative agent, Lehman Commercial Paper Inc. and Baird Financial Corporation, as documentation agents, Morgan Stanley Senior Funding Inc., as syndication agent, and the several lenders from time to time parties thereto (incorporated by reference to exhibit 4.3.1 to Metavante’s Current Report on Form 8-K filed with the SEC on November 6, 2007).

10.5	Amendment No. 1 to Credit Agreement, dated April 30, 2009, among Metavante Technologies, Inc., Metavante Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.6	Employment Agreement, dated as of March 31, 2009, by and among Fidelity National

Exhibit	Description

Information Services, Inc. and Frank R. Martire (incorporated by reference to exhibit 10.1 to FIS’ registration statement on Form S-4/A filed with the SEC on July 20, 2009).

10.7	Employment Agreement, dated as of March 31, 2009, by and among Fidelity National Information Services, Inc. and Michael D. Hayford (incorporated by reference to exhibit 10.2 to FIS’ registration statement on Form S-4/A filed with the SEC on July 20, 2009).

10.8	Relocation Letter Agreement, dated as of March 31, 2009, from Fidelity National Information Services, Inc. to Frank R. Martire (incorporated by reference to exhibit 10.3 to FIS’ registration statement on Form S-4/A filed with the SEC on July 20, 2009).

10.9	Relocation Letter Agreement, dated as of March 31, 2009, from Fidelity National Information Services, Inc. to Michael D. Hayford (incorporated by reference to exhibit 10.4 to FIS’ registration statement on Form S-4/A filed with the SEC on July 20, 2009).

10.10	Second Amended and Restated Employment Agreement, dated as of September 30, 2009, by and among Fidelity National Information Services, Inc. and William P. Foley, II.

10.11	Amended and Restated Employment Agreement, dated as of September 30, 2009, by and among Fidelity National Information Services, Inc. and Lee A. Kennedy.

10.12	Amended and Restated Employment Agreement, dated as of September 30, 2009, by and among Fidelity National Information Services, Inc. and George Scanlon.

10.13	Employment Agreement, dated as of October 1, 2009, by and among Fidelity National Information Services, Inc. and James W. Woodall.

10.14	Restricted Stock Unit Award Agreement under the Fidelity National Information Services, Inc. 2008 Omnibus Incentive Plan, dated as of October 1, 2009, between William P. Foley and Fidelity National Information Services, Inc.

23.1	Consent of Independent Registered Public Accounting Firm of Metavante, Deloitte & Touche LLP.

99.1	Press Release, dated October 1, 2009

99.2	Receivables Purchase Agreement, dated as of October 1, 2009, among FIS Receivables SPV, LLC, as seller, Fidelity National Information Services, Inc., as servicer, Fidelity Information Services, Inc., EFunds Corporation, Fidelity National Card Services, Inc. and Intercept, Inc., as initial receivables administrators, the banks and other financial institutions party thereto, as purchasers, and JPMorgan Chase Bank, N.A., as agent, J.P. Morgan Securities, Inc., as sole lead arranger and sole bookrunner.

99.3	Unaudited pro forma condensed combined financial information.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: October 2, 2009	By:	/s/ Ronald D. Cook
		Name:	Ronald D. Cook
		Title:	Corporate Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Credit Agreement, dated as of January 18, 2007, by and among Fidelity National Information Services, Inc. and certain of its subsidiaries and JPMorgan Chase Bank, N.A., Bank of America, N.A., and other financial institutions party thereto (incorporated by reference to exhibit 10.1 to FIS’ Current Report on Form 8-K filed with the SEC on January 19, 2007).

10.2	Amendment No. 1 to Credit Agreement, dated July 30, 2007, among Fidelity National Information Services, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender (incorporated by reference to exhibit 10.1 to FIS’s Current Report on Form 8-K filed with the SEC on September 18, 2007).

10.3	Debt Exchange and Joinder Agreement, dated as of October 1, 2009, by and among Fidelity National Information Services, Inc., Metavante Holdings, LLC, Metavante Corporation, Fidelity National Information Services, Inc., as loan purchaser, each lender listed on Schedule I thereto, JPMorgan Chase Bank, N.A., as administrative agent under the FNIS Credit Agreement (as defined therein) and JPMorgan Chase Bank, N.A., as administrative agent under the Metavante Credit Agreement (as defined therein)

10.4	Credit Agreement, dated as of November 1, 2007, with respect to a term loan facility and revolving credit facility, among Metavante Technologies, Inc., JPMorgan Chase Bank, N.A., as administrative agent, Lehman Commercial Paper Inc. and Baird Financial Corporation, as documentation agents, Morgan Stanley Senior Funding Inc., as syndication agent, and the several lenders from time to time parties thereto (incorporated by reference to exhibit 4.3.1 to Metavante’s Current Report on Form 8-K filed with the SEC on November 6, 2007).

10.5	Amendment No. 1 to Credit Agreement, dated April 30, 2009, among Metavante Technologies, Inc., Metavante Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.6	Employment Agreement, dated as of March 31, 2009, by and among Fidelity National Information Services, Inc. and Frank R. Martire (incorporated by reference to exhibit 10.1 to FIS’ registration statement on Form S-4/A filed with the SEC on July 20, 2009).

10.7	Employment Agreement, dated as of March 31, 2009, by and among Fidelity National Information Services, Inc. and Michael D. Hayford (incorporated by reference to exhibit 10.2 to FIS’ registration statement on Form S-4/A filed with the SEC on July 20, 2009).

10.8	Relocation Letter Agreement, dated as of March 31, 2009, from Fidelity National Information Services, Inc. to Frank R. Martire (incorporated by reference to exhibit 10.3 to FIS’ registration statement on Form S-4/A filed with the SEC on July 20, 2009).

10.9	Relocation Letter Agreement, dated as of March 31, 2009, from Fidelity National Information Services, Inc. to Michael D. Hayford (incorporated by reference to exhibit 10.4 to FIS’ registration statement on Form S-4/A filed with the SEC on July 20, 2009).

Exhibit	Description

10.10	Second Amended and Restated Employment Agreement, dated as of September 30, 2009, by and among Fidelity National Information Services, Inc. and William P. Foley, II.

10.11	Amended and Restated Employment Agreement, dated as of September 30, 2009, by and among Fidelity National Information Services, Inc. and Lee A. Kennedy.

10.12	Amended and Restated Employment Agreement, dated as of September 30, 2009, by and among Fidelity National Information Services, Inc. and George Scanlon.

10.13	Employment Agreement, dated as of October 1, 2009, by and among Fidelity National Information Services, Inc. and James W. Woodall.

10.14	Restricted Stock Unit Award Agreement under the Fidelity National Information Services, Inc. 2008 Omnibus Incentive Plan, dated as of October 1, 2009, between William P. Foley and Fidelity National Information Services, Inc.

23.1	Consent of Independent Registered Public Accounting Firm of Metavante, Deloitte & Touche LLP.

99.1	Press Release, dated October 1, 2009

99.2	Receivables Purchase Agreement, dated as of October 1, 2009, among FIS Receivables SPV, LLC, as seller, Fidelity National Information Services, Inc., as servicer, Fidelity Information Services, Inc., EFunds Corporation, Fidelity National Card Services, Inc. and Intercept, Inc., as initial receivables administrators, the banks and other financial institutions party thereto, as purchasers, and JPMorgan Chase Bank, N.A., as agent, J.P. Morgan Securities, Inc., as sole lead arranger and sole bookrunner.

99.3	Unaudited pro forma condensed combined financial information.